UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008
Trico Marine Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.
On April 24, 2008, Trico Supply AS, a Norwegian limited company (“Trico Supply”), Trico Subsea Holding AS, a Norwegian limited company (“Trico Subsea”), and Trico Subsea AS, a Norwegian limited company (“Borrower”), as borrower, closed on the terms of a credit agreement comprised of a $100 million revolving credit facility (the “Credit Agreement”) with various lenders party from time to time thereto (each, who may hold from time to time outstanding revolving loans under the Credit Agreement, a “Lender,” and collectively, the “Lenders”), Nordea Bank Finland PLC, New York Branch (“Nordea”), as Administrative Agent, Book Runner and Joint Lead Arranger, Bayerische Hypo-Und Vereinsbank AG (“Bayer”), as Joint Lead Arranger, and Nordea Bank Norge ASA, Grand Cayman Branch (“Nordea Norge”) and Bayer (each, a Lender).  The Credit Agreement provides for the making of revolving loans to the Borrower.  The aggregate principal amount of each borrowing under the Credit Agreement shall not be less than $1,000,000. The Credit Agreement is guaranteed by Trico Supply, Trico Subsea and the Subsidiaries Guarantors (as defined in the Credit Agreement) and is collateralized by Vessel Mortgages and other Security Documents (each as defined in the Credit Agreement).
The Credit Agreement subjects Trico Supply and its subsidiaries to certain financial and other covenants including, but not limited to, affirmative and negative covenants with respect to indebtedness, liens, declaration or payment of dividends, sales of assets, acquisitions, loans, consolidated leverage ratio, consolidated net worth and collateral coverage. Payment under the Credit Agreement may be accelerated following certain events of default including, but not limited to, failure to make payments when due, noncompliance with covenants, breaches of representations and warranties, commencement of insolvency proceedings, entry of judgment in excess of $5 million and occurrence of certain changes of control.  The Credit Agreement matures on the earlier of (x) the eighth anniversary of the delivery of the eighth and final Trico Subsea AS Vessel (as defined in the Credit Agreement) and (y) December 31, 2017.
Nordea Norge is the issuing lender for letters of credit and Nordea is the Administrative Agent and Lead Arranger under our $50 million revolving credit facility.
The Borrower, Trico Subsea and Trico Supply will enter into a Pledge and Security Agreement on the Initial Borrowing Date (as defined in the Credit Agreement) with Nordea in its capacity as the Collateral Agent for the benefit of the Lenders.
The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
On April 24, 2008, the Board of Directors (the “Board”) of Trico Marine Services, Inc. (the “Company”) approved the termination of the Rights Agreement, dated as of April 9, 2007, between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed on April 10, 2007, which is incorporated by reference herein.
The Board approved, and the Company entered into, a First Amendment to Rights Agreement (the “Amendment”), which accelerated the final expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) to April 28, 2008. Accordingly, the Rights expired at the close of business on April 28, 2008, and the Rights Agreement has been terminated and is of no further force and effect. The Rights will be de-registered under the Securities Exchange Act of 1934.
A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The preceding summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, filed as Exhibit 4.1 to this Current Report on Form 8-K.
Item 2.03. Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.
On April 24, 2008, Trico Supply, Trico Subsea and Borrower entered into the Credit Agreement, as described above in Item 1.01.

Additional information is contained in Item 1.01 and is incorporated herein by reference.
Item 3.03. Material Modifications to Rights of Security Holders.
The information set forth in each of Item 1.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the termination of the Rights Agreement, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware on April 28, 2008 to eliminate all references in the Company’s Second Amended and Restated Certificate of Incorporation to its Series A Junior Participating Preferred Stock. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
In addition, on April 24, 2008, the Board adopted an amendment to the Company’s bylaws, reversing the amendment of Article II, Section 4 thereof that had been implemented in connection with the adoption of the Rights Agreement. The Board also adopted an amendment to Article VII of the Company’s bylaws on April 24, 2008 to facilitate the Company’s participation in the Direct Registration System as provided by NASDAQ Rule 4350(1).
The full text of the Company’s bylaws, as amended and restated (the “Fifth Amended and Restated Bylaws”), is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
The preceding summary of the Certificate of Elimination and Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Fifth Amended and Restated Bylaws, filed as Exhibit 3.2 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on April 29, 2008 describing the Amendment and the termination of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1	Certificate of Elimination

3.2	Fifth Amended and Restated Bylaws

4.1	First Amendment to Rights Agreement dated April 28, 2008 between Trico Marine Services, Inc. and Mellon Investor Services LLC

10.1	Credit Agreement dated April 24, 2008 by and among Trico Supply AS, Trico Subsea Holding AS, Trico Subsea AS, Nordea Bank Finland PLC, New York Branch, as Administrative Agent, Book Runner and Joint Lead Arranger, Bayerische Hypo-Und Vereinsbank AG, as Joint Lead Arranger, Nordea Bank Norge ASA, Grand Cayman Branch and various lenders party from time to time thereto

99.1	Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2008

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Certification of Elimination

3.2	Fifth Amended and Restated Bylaws

4.1	First Amendment to Rights Agreement dated April 28, 2008 between Trico Marine Services, Inc. and Mellon Investor Services LLC

10.1	Credit Agreement dated April 24, 2008 by and among Trico Supply AS, Trico Subsea Holding AS, Trico Subsea AS, Nordea Bank Finland PLC, New York Branch, as Administrative Agent, Book Runner and Joint Lead Arranger, Bayerische Hypo-Und Vereinsbank AG, as Joint Lead Arranger, Nordea Bank Norge ASA, Grand Cayman Branch and various lenders party from time to time thereto

99.1	Press Release